Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Annual Report of The Gymboree Corporation (the “Company”) on Form 10-K for the year ended January 29, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), I, Blair W. Lambert, Chief Operating Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date April 22, 2005	By:	/s/ BLAIR W. LAMBERT

Blair W. Lambert Chief Operating Officer and Chief Financial Officer